UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 16, 2002

ASSISTED LIVING CONCEPTS, INC.
(Exact name of registrant as specified in its chapter)

Oregon	1-13498	93-1148702

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11835 NE Glenn Widing Drive, Bldg. E, Portland, OR 97220-9057

(Address of principal executive offices) (Zip Code)

(503) 252-6233

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 16, 2002, Assisted Living Concepts, Inc. (the “Company”) announced the election of Matthew G. Patrick as Chief Financial Officer, Senior Vice President and Treasurer, effective May 16, 2002. Mr. Patrick succeeds Drew Q. Miller, who joined the Company as Chief Financial Officer, Senior Vice President and Treasurer in March 2002.

A copy of the Company’s press release dated May 16, 2002 has been filed as an exhibit to this report on Form 8-K and is incorporated hereby by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	and None.
(b)

(c)	The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 602 of Regulation S-K:

EXHIBIT NO.	DOCUMENT DESCRIPTION

99	Press Release of Assisted Living Concepts, Inc., dated May 16, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSISTED LIVING CONCEPTS, INC.

By:	/s/ Matthew G. Patrick

Name: Matthew G. Patrick Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION

99	Press Release of Assisted Living Concepts, Inc., dated May 16, 2002.